SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 12, 2005

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NT HOLDING CORP.

(Exact name of registrant as specified in Charter)

NEVADA	000-15303	73-1215433
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Unit 507, Commercial House

No. 35 Queen’s Road Central, Hong Kong

(Address of Principal Executive Offices)

385 Freeport, #1

Sparks, NV 89431

(Former Address of Principal Executive Offices)

852-9188-2864

(Issuer Telephone Number)

917-981-4569

(Former Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

As approved by the Registrant’s Board of Directors, on October 12, 2005, the accounting firm of Clancy & Co., P.L.L.C., Certified Public Accountants and Consultants, was engaged to take over the audit responsibilities from, Madsen & Associates CPA’s, Inc.; and Madsen & Associates CPA’s, Inc. was dismissed on that same date.

During Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Clancy & Co., Certified Public Accountants and Consultants, Registrant (or someone on its behalf) has not consulted with, Clancy & Co., Certified Public Accountants and Consultants, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

During Registrant’s two most recent fiscal years and the subsequent interim period through the date of dismissal, Registrant has not had any disagreements with its former accountant, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountants’ satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

During the Registrant’s two most recent fiscal years, Registrant had no recurring revenues from existing operations with losses from prior operations, a working capital deficit and an accumulated deficit that raised and resulted in the former accountants qualifying their opinion to indicate that this raised substantial doubt about Registrant’s ability to continue as a going concern. Registrant’s plans as to these matters were described in Note 1 to the financial statements and the consolidated financial statements did not include any adjustments that might result from the outcome of said uncertainty. The reports of the Registrant’s former accountants relating to such periods do not include any adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope, or accounting principles.

Registrant has provided the information required to comply with Item 304(a)(3) of Regulation S-B as an exhibit to this Form 8-K.

The Registrant provided Madsen & Associates, CPA’s, Inc. with a copy of this disclosure and requested that Madsen & Associates CPA’s, Inc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Madsen & Associates CPA’s, Inc.’s letter of October 12, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description

Exhibit 16.	Letter to the Securities and Exchange Commission from Madsen & Associates CPA’s, Inc. dated October 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 12, 2005	NT HOLDING CORP.

/s/ Ivan Wong
By: Ivan Wong
Its: Chief Financial Officer